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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 18, 2003 Date of Report (Date of earliest event reported)	0-29768 Commission File Number
24/7 REAL MEDIA, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	13-3995672 (I.R.S. Employer Identification Number)

1250 Broadway New York, New York 10001 (Address of Principal Executive Offices) (Zip Code)

(212) 231-7100 (Registrant's telephone number, including area code)

Item 5. Other Events.

        On June 18, 2003 24/7 Real Media, Inc. (the "Company") issued a press release announcing that the staff of the Nasdaq has advised the Company that the Company has evidenced compliance with the bid price and fee requirements, and all other requirements, necessary for continued listing on The Nasdaq SmallCap Market. The Company's previously scheduled oral hearing with Nasdaq has been cancelled and the hearing file has been closed.

        A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Financial Statements of Businesses Acquired.

    Not applicable.

  (b)
  Pro Forma Financial Statements.

    Not applicable.

  (c)
  Exhibits.

    99.1    Press release issued by 24/7 Real Media, Inc. on June 18, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

24/7 REAL MEDIA, INC.
Date: June 18, 2003	By:	/s/ MARK E. MORAN Name: Mark E. Moran Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by 24/7 Real Media, Inc. on June 18, 2003.

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
EXHIBIT INDEX